UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Rouge Industries, Inc., et al Debtors	Case No.: 03-13272 Reporting Period: June, 2004

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CONT.)	X
Copies of bank statements		X	X
Cash disbursements journals
Statement of Operations	MOR-2		X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Steven L. Victor	8/10/04

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

In re: Rouge Industries, Inc., et al	Case No.: 03-13272 Reporting Period: June, 2004

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT.)]

	LaSalle Bank
	INVESTMENT ACCOUNT			INVESTMENT ACCOUNT
	Professional Fee Carve Out	ESTATE CHECKING		Sale Proceeds
APRIL	8603339105	5800683731		8603330591
BEGINNING CASH	$2,002,722	($237)	(1)	$99,827,914
CASH - END OF MONTH	$2,003,790	($541,900)	(2)	$97,635,377

Notes:

Please find the following attached: (i) Bank statement copies for each account listed above (ii) a reconciliation of the Debtor’s unrestricted cash balance as of April 30, 2004 (iii) an excerpt from the Debtors’ cash forecast, and (iv) a schedule of actual and projected liabilities to be assumed by SeverStal.

All Estate funds were transferred from the Comerica bank accounts to newly created LaSalle Bank accounts during the month ended March 31, 2004. The following Comerica accounts were subsequently closed and are no longer being utilized by the Estate: (i) Escrow Account, #1076119823, (ii) Estate Checking, #1850844851 and (iii) Investment Account, #19900683-00.

In addition to the Debtors’ unrestricted bank accounts as of April 30, 2004, Estate funds are escrowed as follows: (i) $4.2M as cash collateral for outstanding letters of credit, (ii) $2.3M for the payment of property taxes and mechanics’ liens, (iii) $150,000 for outstanding checks at the close of the SeverStal asset purchase.

(1) Funding of the Estate Checking account was delayed at month end due to a banking holiday. A transfer of $150,000 was received in the Estate Checking account on June, 1, 2004.

(2) A wire request for the transfer of $600,000 from the Estate Investment account to the Estate Checking account was sent to LaSalle Bank on June 29, 2004. The wire transfer was not processed by LaSalle Bank until July 1, 2004.

Rouge Industries, Inc. Unrestricted Cash Activity - LaSalle Bank Accounts Month ended June 30, 2004	Case No.: 03-13272 Reporting Period: June, 2004

RII - Checking Account (Acct. # 5800683731)
Beginning Balance	$71,050.80
Plus
Receipts
Funding from LaSalle Investment Account (#8603330591)	150,000.00

Total Receipts	150,000.00
Less
Disbursements
SeverStal	(122,702.00)
BCBS - Cluster Plan for leaves	(101,782.89)
Development Specialists	(57,738.57)
Austin McNichols Insurance	(18,862.50)
Frost Brown & Todd	(10,000.00)
Manning Ventures, Inc.	(5,000.00)
ShawGussisFishmanGlantzWolfson & Towbin LLC	(5,000.00)
Goldberg Kohn	(5,000.00)
IRS - 401K termination	(225.00)

Subtotal - Disbursements	(326,310.96)

Ending Balance - Bank	(105,260.16)
Check Float	(436,639.79)

Ending Balance - Book	(541,899.95)

RII - Investment Account (Acct. # 8603330591)
Beginning Balance	$99,827,914.23
Plus
Towers Perrin Refund	52,906.00
Interest - LaSalle	52,528.98

105,434.98
Less
UAW Settlement Escrow	(1,947,972.00)
FTI Consulting	(200,000.00)
Funding of LaSalle Checking Account (Acct. #5800683731)	(150,000.00)

Subtotal - Disbursements	(2,297,972.00)

Ending Balance	$97,635,377.21

RII - Escrow Account Professional Fee Carve Out (Acct. # 8603339105)
Beginning Balance	$2,002,722.49
Plus
Interest	1,067.02

Ending Balance	$2,003,789.51

ENDING BALANCE - UNRESTRICTED CASH	$99,097,266.77

All Estate funds were transferred from the Comerica bank accounts to newly created LaSalle Bank accounts during the month ended March 31, 2004. The following Comerica accounts were subsequently closed and are no longer being utilized by the Estate: (i) Escrow Account, #1076119823, (ii) Estate Checking, #1850844851 and (iii) Investment Account, #19900683-00.

ROUGE INDUSTRIES, INC.
Estate Cash Flow
Forecast as of July 14, 2004

	FEBRUARY	MARCH	APRIL	MAY	JUNE	JULY
	Actual	Actual	Actual	Actual	Actual	Forecast
Beginning Estate Cash	$113,363,867	$101,842,989	$102,739,868	$102,302,229	$101,830,400	$99,097,267
Satisfaction of Perfected Liens	$—	$—	$—	$—	$—	$—
Pre-Closing Expenses
Professional Fees
Taxes
Employment Costs Other Than Taxes:
Severance Costs
Other Excluded Liabilities			76,600

Subtotal — Pre-Closing Expenses	$—	$—	$76,600	$—	$—	$—
Post Closing Administrative Expenses:
Professional Fees	$200,000	$200,750	$299,753	$237,728	$553,821	$331,366
Ordinary Course Professionals		7,082	20,442	21,466	31,600	154,351
Other Payroll / Support (1)		7,080	2,573	82,699	200,666	222,826
Occupancy Costs		—	—		—	—
Insurance		700,250	48,000	—	—	—
Bank Fees	55,557	—	—	—	—	7,500
Other		12,535	—		36,309	25,000
Post-Close Benefits for Separated Employees (2)		127,653	61,308	264,816	2,017,240	360,378

Subtotal — Post-Closing Expenses	$255,557	$1,055,351	$432,076	$606,709	$2,839,635	$1,101,422

Total Expenses	$255,557	$1,055,351	$508,676	$606,709	$2,839,635	$1,101,422
Cash Inflows
Cancellation of LCs	6,270,000					4,224,000
Transfer of Funded Professional Fee Carve Out		2,000,000
Return of Returned Check Reserve						150,000
Settlement of County Property Taxes
Other	1,966,722			78,757	52,906
Interest Income (at .7% per year)	54,122	32,482	71,037	56,122	53,596	57,807

Total Cash Inflows	$8,290,843	$2,032,482	$71,037	$134,879	$106,502	$4,431,807
Distributions
Bank One	8,000,000
Cleveland-Cliffs	11,556,165
Ford
Reclamation Claimants
Unsecured Creditors		80,251

Total Distributions	$19,556,165	$80,251	$—	$—	$—	$—

Ending Estate Cash	$101,842,989	$102,739,868	$102,302,229	$101,830,400	$99,097,267	$102,427,652
Memo
Cumulative Pmt. of Liabilities Assumed by SNA	5,013,718	7,458,929	7,783,808	8,254,481	8,692,923	9,829,753
Funds in Disbursement Account	1,000	225,140	305,721

[Additional columns below]

[Continued from above table, first column(s) repeated]

	AUGUST	SEPTEMBER	OCTOBER	NOVEMBER	DECEMBER	Cumulative
	Forecast	Forecast	Forecast	Forecast	Forecast	Total
Beginning Estate Cash	$102,427,652	$101,535,766	$100,429,497	$99,533,871	$97,330,886	$113,363,867
Satisfaction of Perfected Liens	$—	$—	$—	$—	$—	$—
Pre-Closing Expenses
Professional Fees						—
Taxes						—
Employment Costs Other Than Taxes:						—
Severance Costs						—
Other Excluded Liabilities						76,600

Subtotal — Pre-Closing Expenses	$—	$—	$—	$—	$—	$76,600
Post Closing Administrative Expenses:
Professional Fees	$720,943	$942,999	$683,644	$590,547	$2,182,918	$6,944,469
Ordinary Course Professionals	62,000	27,000	27,000	27,000	22,000	399,941
Other Payroll / Support (1)	130,500	130,500	130,500	130,500	185,500	1,223,345
Occupancy Costs	3,500	3,500	3,500	3,500	3,500	17,500
Insurance	—	—	—	—	—	748,250
Bank Fees	7,500	7,500	7,500	7,500	7,500	100,557
Other	25,000	25,000	25,000	25,000	25,000	198,844
Post-Close Benefits for Separated Employees (2)	2,192	29,000	77,065	—	—	2,939,652

Subtotal — Post-Closing Expenses	$951,635	$1,165,499	$954,209	$784,047	$2,426,418	$12,572,558

Total Expenses	$951,635	$1,165,499	$954,209	$784,047	$2,426,418	$12,649,158
Cash Inflows
Cancellation of LCs						10,494,000
Transfer of Funded Professional Fee Carve Out						2,000,000
Return of Returned Check Reserve						150,000
Settlement of County Property Taxes						—
Other						2,098,385
Interest Income (at .7% per year)	59,749	59,229	58,584	58,061	56,776	617,566

Total Cash Inflows	$59,749	$59,229	$58,584	$58,061	$56,776	$15,359,951
Distributions
Bank One						8,000,000
Cleveland-Cliffs						11,556,165
Ford						—
Reclamation Claimants				1,477,000		1,477,000
Unsecured Creditors						80,251

Total Distributions	$—	$—	$—	$1,477,000	$—	$21,113,416

Ending Estate Cash	$101,535,766	$100,429,497	$99,533,871	$97,330,886	$94,961,244	$94,961,244

Memo
Cumulative Pmt. of Liabilities Assumed by SNA	9,941,866	10,000,000	10,000,000	10,000,000	10,000,000	10,000,000
Funds in Disbursement Account

Notes

(1)	Such amounts paid by the Estate and/or assumed by SeverStal, NA may be subject to further negotiations and/or Court approval.
(2)	Budgeted amounts assume that all separated employees are converted to premium-based plans, and that no excessive pipeline claims are incurred for February or March.

Privileged and Confidential

1 of 3

ROUGE INDUSTRIES, INC.
Assumed Liabilities
Forecast as of July 14, 2004

		February	March	April	May	June
	Budgeted	Actual	Actual	Actual	Actual	Actual
Pre Closing Date Administrative & Lien Expenses
Professional Fees:
Transaction & Unpaid Pre-Closing Costs	$5,004,708	$302,104	1,838,585	252,126	152,101	267,653
Taxes:
Sales & Use, Franchise and Other Taxes		34,608	—	—	—	—
Payroll Taxes	495,292	149,272	452	—	17,738	—
Employment Costs Other Than Taxes:
Accrued Wages	2,300,000	1,525,640	700	—	—	—
Unprocessed Insurance Claims	200,000	—	—	—	—	—
Incurred But Not Reported Insurance Claims	800,000	—	368,416	—	—	—
Life and Disability Insurance	700,000	83,647	—	—	—	—
Post Petition Postemployment Cost Reserve	200,000	—	15,289	—	—	—
Other Employment Costs (Trust Fund)	300,000	129,119	78,695	2,039	—	—
Other Excluded Liabilities	—	37,654	14	1,786	—	—

Total Pre Closing Date Administrative & Lien Expenses	$10,000,000	$2,262,044	$2,302,150	$255,952	$169,839	$267,653
Post Closing Administrative Expenses
Post Closing Professional Fees	—	—	$20,102	—	$79,364	$166,304
Estate Contract Pay (1)	—	—	—	—	—	—
D&O Insurance	—	—	—	—	—	—
Ordinary Course Professionals	—	—	—	—	3,059	—
Bank Fees	—	—	—	—	—	—
Occupancy Costs	—	—	—	—	—	—
Ad Hoc Clerical Support	—	—	—	—	—	—
Other	—	—	—	—	—	—
Post Close Benefits for Separated Employees (2)	—	95,634	122,958	68,928	218,412	4,486

Total Post Closing Administrative Expenses	$—	$95,634	$143,060	$68,928	$300,834	$170,789

Total Expenses	$10,000,000	$2,357,678	$2,445,210	$324,880	$470,673	$438,442

Morgan Joseph fee (paid at close)		2,656,040

Cumulative		$5,013,718	$7,458,929	$7,783,808	$8,254,481	$8,692,923

[Additional columns below]

[Continued from above table, first column(s) repeated]

	July	August	September	October	November	December
	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Total
Pre Closing Date Administrative & Lien Expenses
Professional Fees:
Transaction & Unpaid Pre-Closing Costs	$152,412	$—	$—	$—	$—	$—	$2,964,980
Taxes:
Sales & Use, Franchise and Other Taxes	—	—	—	—	—	—	34,608
Payroll Taxes	—	—	—	—	—	—	167,461
Employment Costs Other Than Taxes:
Accrued Wages	—	—	—	—	—	—	1,526,340
Unprocessed Insurance Claims	—	—	—	—	—	—	—
Incurred But Not Reported Insurance Claims	284,245	62,113	58,134	—	—	—	772,907
Life and Disability Insurance	216,353	—	—	—	—	—	300,000
Post Petition Postemployment Cost Reserve	—	—	—	—	—	—	15,289
Other Employment Costs (Trust Fund)	—	—	—	—	—	—	209,853
Other Excluded Liabilities	50,000	50,000	—	—	—	—	139,454

Total Pre Closing Date Administrative & Lien Expenses	$703,009	$112,113	$58,134	$—	$—	$—	$6,130,893
Post Closing Administrative Expenses
Post Closing Professional Fees	$433,821	$—	$—	$—	$—	$—	$699,590
Estate Contract Pay (1)							—
D&O Insurance							—
Ordinary Course Professionals							3,059
Bank Fees							—
Occupancy Costs							—
Ad Hoc Clerical Support							—
Other							—
Post Close Benefits for Separated Employees (2)							510,417

Total Post Closing Administrative Expenses	$433,821	$—	$—	$—	$—	$—	$1,213,066

Total Expenses	$1,136,830	$112,113	$58,134	$—	$—	$—	$7,343,960

Morgan Joseph fee (paid at close)							2,656,040

Cumulative	$9,829,753	$9,941,866	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000

				Additional Liabilities to be Assumed:			$—

Notes

(1)	Such amounts paid by the Estate and/or assumed by SeverStal, NA may be subject to further negotiations and/or Court approval.
(2)	Budgeted amounts assume that all separated employees are converted to premium-based plans, and that no excessive pipeline claims are incurred for February or March.

Privileged and Confidential

2 of 3

LaSalle Bank N.A.
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312) 904-7272
MONTHLY CLIENT UPDATE

096	Enclosure(s)	12
ROUGE INDUSTRIES, INC.	Statement Date:	06/30/04
DEBTOR IN POSSESSION — DISBURSING ACCOUNT	Page 1 of 1
CASE NO 03-13272 DSI ATTENTION STEVEN VICTOR 70 W. MADISON ST. STE 2300 CHICAGO, IL 60602-4250	Account Number	5800683731

	5800683731

Statement Period:	06/01/04 - 06/30/04	Beginning Balance:	71,050.80
		Deposits and Additions:	216,112.57
		Checks/Debits/Fees:	392,423.53
		Ending Balance:	105,260.16-

Checks

Date		Check #	Reference	Amount		Date		Check #	Reference	Amount
06/01/04		1035	60616801	5,000.00		06/09/04		1045	60105276	5,000.00
06/02/04	*	1040	94928973	66,112.57		06/15/04		1046	28029170	5,000.00
06/04/04	*	1040	31907887	66,112.57	*	06/09/04		1047	64024631	15,875.00
06/09/04		1041	64024630	2,987.500		06/21/04		1048	70628403	225.00
06/07/04		1042	94972535	35,670.32		06/18/04		1049	04134347	57,738.57
06/15/04		1043	47006869	5,000.00		06/30/04	*	1056	41909828	122,702.00
06/08/04		1044	08481698	5,000.00

*	Indicates preceding check(s) not processed this statement period (checks could be listed below under Automated Checks).

Other Withdrawals and Deposits

Date	Description	Withdrawals	Deposits
06/01/04	INTERNAL TRFR CREDIT REF #040601005567		150,000.00
06/03/04	EFFECTIVE DATE 6/20/04 CHECK REVERSAL CHECK # 1040		66,112.57	*

Daily Account Summary

Date	Withdrawals	Deposits	Balance
05/31/04			71,050.80
06/01/04	5,000.00	150,000.00	216,050.80
06/02/04	66,112.57		149,938.23
06/03/04		66,112.57	216,050.80
06/04/04	66,112.57		149,938.23
06/07/04	35,670.32		114,267.91
06/08/04	5,000.00		109,267.91
06/09/04	23,862.50		85,405.10
06/15/04	10,000.00		75,405.41
06/18/04	57,738.57		17,666.84
06/21/04	225.00		17,441.84
06/30/04	122,702.00		105,260.16-

IMPORTANT INFORMATION

End of Statement

LaSalle Bank, N.A.

135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312) 904-7272

MONTHLY CLIENT UPDATE

096 NA	Enclosure(s)	0
ROUGE INDUSTRIES, INC	Statement Date:	06/30/04
DEBTOR IN POSSESSION SALES PROCEEDS ACCT	Page 1 of 1
CASE NO 03-13272	Account Number	8603330591
DSI ATTENTION STEVEN VICTOR
70 W MADISON ST STE 2300
CHICAGO IL 60602-4250

INSURED MONEY MARKET:	8603330591

Number of Days This Period:	30 Days	Beginning Balance:	99,827,914.23

Avg. Available Balance:	98,592,861.16	Deposits and Additions:	2,000,878.00

Interest Earned This Year:	192,855.07	Interest Paid:	52,528.98
		Checks/Debits/Fees:	4,245,944.00
		Ending Balance:	97,635,377.21

Other Withdrawals and Deposits

Date	Description	Withdrawals	Deposits
06/01/04	INTERNAL TRANSFER-TERMINAL	150,000.00
	REF # 040601005567
06/07/04	DEPOSIT		52,906.00
06/14/04	OUTGOING WIRE-TELL NON-REP	1,947,972.00
	REF # 040614009222
06/15/04	WIRE TRANSFER - INCOMING		1,947,972.00
	REF # 040615001688
06/15/04	QUALIFIED TERMINAL DOM WIRE	1,947,972.00
	REF # 040615004821
06/28/04	QUALIFIED TERMINAL DOM WIRE	200,000.00
	REF # 040628008484
06/30/04	INTEREST PAID		52,528.98

Daily Account Summary

Date	Withdrawals	Deposits	Balance
05/31/04			99,827,914.23
06/01/04	150,000.00		99,677,914.23
06/07/04		52,906.00	99,730,820.23
06/14/04	1,947,972.00		97,782,848.23
06/15/04	1,947,972.00	1,947,972.00	97,782,848.23
06/28/04	200,000.00		97,582,848.23
06/30/04		52,528.98	97,635,377.21

IMPORTANT INFORMATION

End of Statement

LaSalle Bank N.A.

135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312) 904-7272

MONTHLY CLIENT UPDATE

096 NA	Enclosure(s)	0
ROUGE INDUSTRIES, INC D-I-P	Statement Date:	06/30/04
PROFESSIONAL FEE CARVE OUT	Page 1 of 1
CASE NO 03-13272	Account Number	8603339105
DSI ATTENTION STEVEN VICTOR
70 W MADISON ST STE 2300
CHICAGO IL 60602-4250

INSURED MONEY MARKET:	8603339105
Number of Days This Period:	30 Days	Beginning Balance:	2,002,722.49
Avg. Available Balance:	2,002,722.51	Deposits and Additions:	.00
Interest Earned This Year:	3,789.51	Interest Paid:	1,067.02
		Checks/Debits/Fees:	.00
		Ending Balance:	2,003,789.51

Other Withdrawals and Deposits

Date	Description	Withdrawals	Deposits
06/30/04	INTEREST PAID		1,067.02

Daily Account Summary

Date	Withdrawals	Deposits	Balance
05/31/04			2,002,722.49
06/30/04		1,067.02	2,003,789.51

IMPORTANT INFORMATION

End of Statement

Subsequent to the execution of the Asset
purchase Agreement on January 30, 2004,
the Debtor is no longer operating or
generating revenues. Accordingly the Debtor
did not prepare an income statement for the
month ended February 29, 2004, and does not
expect to do so for future months. Please
see the attached Estate Cash Flow for
further details of the Debtors’ operations

In re: Rouge Industries, Inc., et al	Case No.:	03-13272
	Reporting Period:	June, 2004

CONSOLIDATING STATEMENT OF OPERATIONS
in $ millions

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

						Total	Cumulative
	RII	RSC	Eveleth	QS Steel	Adj.	February	Filing to Date
REVENUES
Gross Revenues						$0.000	$298.036
Less: Returns and Allowances							0

Net Revenue	$0.000	$0.000	$0.000	$0.000	$0.000	$0.000	$298.036
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory

Cost of Goods Sold	0.000	0.000	0.000	0.000	0.000	0.000	252.662
Gross Profit	$0.000	$0.000	$0.000	$0.000	$0.000	$0.000	$45.374
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance							4.053
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance							28.041
Rent and Lease Expense							4.292
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate							1.663
Taxes - Other
Travel and Entertainment
Utilities							14.156
Other (attach schedule)							12.726

Total Operating Expenses Before Depreciation	0.000	0.000	0.000	0.000	0.000	0.000	64.994
Depreciation/Depletion/Amortization							6.342

Net Profit (Loss) Before Other Income & Expenses	$0.000	$0.000	$0.000	$0.000	$0.000	$0.000	(25.962)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)							0.940
Income from Unconsolidated Subsidiaries							1.360
Interest Expense							5.015
Other Expense (attach schedule)							0.164

Net Profit (Loss) Before Reorganization Items	$0.000	$0.000	$0.000	$0.000	$0.000	$0.000	($28.840)
REORGANIZATION ITEMS
Professional Fees(1)							8.975
Loss from SeverStal Transaction							216.216
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes

Net Profit (Loss)	$0.000	$0.000	$0.000	$0.000	$0.000	$0.000	($254.031)

*“Insider” is defined in 11 U.S.C. Section 101(31).

Notes

(1) Net of pre-petition retainers applied.

FORM MOR-2

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In re: Rouge Industries, Inc., et al	Case No.:	03-13272
	Reporting Period:	June, 2004

STATEMENT OF OPERATIONS - continuation sheet
in $ millions

Cumulative
BREAKDOWN OF “OTHER” CATEGORY	February, 2004	Filing to Date

Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 (CONT.)
(9/99)

In re: Rouge Industries, Inc., et al	Case No.: 03-13272
Reporting Period: June, 2004

CONSOLIDATING BALANCE SHEET
in $ millions

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

						BOOK VALUE @		BOOK VALUE @
	Rouge	Rouge Steel	Eveleth			6/30/04	Accrual	6/30/04
	Industries	Company	Taconite	QS Steel	Adj.	(Cash Basis)	Adjustments (1)	(Accrual Basis)
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents		$99.1				$99.1	—	$99.1
Restricted Cash and Cash Equivalents		6.7				6.7	—	6.7
Accounts Receivable (Net)	25.3	56.9		11.1	(93.1)	0.2	0.1	0.3
Notes Receivable						0.0	—	—
Inventories						0.0	—	—
Prepaid Expenses		0.7				0.7	—	0.7
Professional Retainers						0.0	—	—
Other Current Assets (attach schedule)						0.0	—	—

TOTAL CURRENT ASSETS	$25.3	$163.4	$0.0	$11.1	($93.1)	$106.7	0.1	$106.8
PROPERTY AND EQUIPMENT
Real Property and Improvements						$0.0	—	—
Machinery and Equipment (“Waste Oxide”)		9.0				9.0	—	9.0
Construction in Progress						0.0	—	—
Leasehold Improvements						0.0	—	—
Vehicles						0.0	—	—
Less Accumulated Depreciation		(6.0)				(6.0)	—	(6.0)

TOTAL PROPERTY & EQUIPMENT	$0.0	$3.0	$0.0	$0.0	$0.0	$3.0	$0.0	3.0
OTHER ASSETS
Long Term Receivable						0.0	8.5	8.5
Investment in Unconsolidated Subsidiaries		9.4	2.2		(11.7)	0.0	—	0.0
Pension Related Assets		15.3				15.3	—	15.3

TOTAL OTHER ASSETS	$0.0	$24.7	$2.2	$0.0	($11.7)	$15.3	8.5	23.8
TOTAL ASSETS	$25.3	$191.2	$2.2	$11.1	($104.8)	$125.0	8.7	$133.7
LIABILITIES AND OWNER EQUITY						BOOK VALUE @ 6/30/04
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable						$0.0	—	$0.0
Taxes Payable		1.3				1.3	—	1.3
Wages Payable						0.0	—	—
Accrued Vacation						0.0	—	—
Secured Debt / Adequate Protection Payments [2]		0.9				0.9	1.4	2.3
Professional Fees						0.0	—	—
Other Postpetition Liabilities (attach schedule)						0.0	—	—

TOTAL POSTPETITION LIABILITIES	$0.0	$2.2	$0.0	$0.0	$0.0	$2.2	1.4	3.6
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt		75.2				75.2	—	75.2
Priority Debt		9.1	0.2	0.2		9.6	(2.8)	6.9
Unsecured Debt	39.0	302.7	0.0	42.7	(93.1)	291.3	11.3	302.6

TOTAL PRE-PETITION LIABILITIES	$39.0	$387.0	$0.3	$43.0	($93.1)	$376.1	$8.5	$384.6
TOTAL LIABILITIES	$39.0	$389.2	$0.3	$43.0	($93.1)	$378.3	9.9	$388.2
OWNER EQUITY
Capital Stock		$0.2				$0.2	—	0.2
Additional Paid-In Capital		130.3				130.3	—	130.3
Retained Earnings — Pre-Petition	(13.6)	(59.6)	2.0	8.6		(62.6)	—	(62.6)
Retained Earnings — Post-Petition	(0.1)	(221.0)		(40.5)	(11.7)	(273.2)	(1.3)	(274.4)
Additional Minimum Pension Liability		(48.0)				(48.0)	—	(48.0)

NET OWNER EQUITY	($13.6)	($198.0)	$2.0	($31.9)	($11.7)	($253.2)	(1.3)	(254.5)
TOTAL LIABILITIES AND OWNERS’ EQUITY	$25.3	$191.2	$2.2	$11.1	($104.8)	$125.0	$8.7	$133.7

Notes:

Substantially all of the Debtors’ assets were acquired on January 30, 2004 by SeverStal N.A. in exchange for cash and other consideration pursuant to the terms of the Asset Purchase Agreement (“APA”). The APA was authorized by an order of the Court on December 2, 2003, subsequently amended and executed on January 30, 2004.

(1) Accrual Adjustments reflect the cumulative proposed adjustments that would need to be made to the Debtors’ books and records in order to conform them to the accrual-based books and records kept by SeverStal N.A. on behalf of the Estate.

(2) Represents accrued interest related to Ford Motor Company’s secured claim against the Estate. The Estate reserves the right to dispute the validity of any claim and or security interest brought against the Estate. This accrual does not represent an admission of validity for any claim brought against the Estate.

FORM MOR-3
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In re: Rouge Industries, Inc., et al	Case No.: 03-13272
Reporting Period: June, 2004

BALANCE SHEET - continuation sheet
in $ millions

ASSETS	June, 2004
Other Current Assets

Other Assets

LIABILITIES AND OWNER EQUITY	June, 2004
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

FORM MOR-3 (CONT.)

(9/99)

The Debtors have timely filed returns and made payments for any tax liabilities incurred during the post- petition period.

In re: Rouge Industries, Inc., et al	Case No.: 03-13272
Reporting Period: June, 2004

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	May, 2004
	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding	0	0	0			0
FICA-Employee	0	0	0			0
FICA-Employer	0	0	0			0
Unemployment	0	0	0			0
Income	0	0	0			0

Total Federal Taxes	$0.0	$0.0	$0.0			$0.0
State and Local
Withholding	0	0	0			0
Sales and Use	0	0	0			0
Excise	0	0	0			0
Unemployment	0	0	0			0
Real Property	0	0	0			0
Income and Franchise
Personal Property	0	0	0			0

Total State and Local	0.0
Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due (@ 5/31/04)
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable	1.3					1.3
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments	2.3					2.3
Professional Fees
Amounts Due to Insiders*
Other Accruals (workers comp, etc.)

Total Postpetition Debts	$3.6					$3.6

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*“Insider” is defined in 11 U.S.C. Section 101(31).

FORM MOR-4

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In re: Rouge Industries, Inc., et al	Case No.:	03-13272
	Reporting Period:	June, 2004

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	06/30/04

Total Accounts Receivable at the beginning of the reporting period	$—
+ Amounts reclassed during the period	—
- Amounts collected during the period	—

Total Accounts Receivable at the end of the reporting period	$—
Accounts Receivable Aging	06/30/04
Unbilled amounts (est.)[1]	$0.2
0 - 30 days old	—
31 - 60 days old	—
61 - 90 days old	—
91+ days old	—

Total Accounts Receivable	0.2
Plus: Reserves for Doubtful Accounts	—

Accounts Receivable (Gross)	$0.2

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

Notes:
1) Ford Motor Company (“FMC”) deducted $192,270.79 from trade payments due to the Estate as a result of legal and professional fees incurred by FMC related to the bankruptcy. The Estate charged this amount back to FMC and contends that this amount is a valid receivable to the Estate.